UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 6, 2025

LAZYDAYS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38424	82-4183498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4042 Park Oaks Blvd., Suite 350, Tampa, Florida	33610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(813) 246-4999

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	GORV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 6, 2025, Lazydays Holdings, Inc., a Delaware corporation (the “Company” or “Lazydays”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) by and among (i) the Company, (ii) certain direct and indirect subsidiaries of the Company named therein (together with Lazydays, collectively, the “Sellers”), (iii) CIRV Group, LLC, a Florida limited liability company, and CIRV Group Real Estate Holdings, LLC, a Florida limited liability company (collectively, the “Purchasers”) and (iv) Jeffrey M. Hirsch, an affiliate of the Purchasers (the “Guarantor”), pursuant to which the Sellers agreed to sell substantially all of their assets to the Purchasers, subject to the terms and conditions therein (the “Asset Sales”). The Purchasers and Guarantor are affiliates of Campers Inn Holding Corporation, a Delaware corporation. The Asset Purchase Agreement represents the parties’ definitive agreement with respect to the transactions contemplated by the letter of intent the Company previously disclosed with its Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 16, 2025, and the Asset Purchase Agreement supersedes such letter of intent.

Consideration

As consideration for the Asset Sales, the Purchasers have agreed to pay an aggregate purchase price consisting of: (i) $30 million for the Sellers’ assets other than recreational vehicle (“RV”) inventory and owned real property; (ii) a price for the Sellers’ RV inventory to be calculated by the parties at each closing based on pricing formulas and methodologies as stated in Exhibit A to the Asset Purchase Agreement; and (iii) $34.9 million for the Sellers’ owned real property. Purchasers will also assume certain outstanding obligations of the Sellers and are expected to continue operations at certain of the Sellers’ RV dealerships, as further described in Exhibit A to the Asset Purchase Agreement.

Site-by-Site Closings

Subject to the terms and conditions of the Asset Purchase Agreement, the consummation of the Asset Sales will take place in a series of closings on a site-by-site basis related to the applicable dealership, leased real property and/or owned real property (each a “Closing”), in the sequence and on the timeline and in accordance with the other closing procedures described in the Asset Purchase Agreement and its exhibits.

Closing Conditions

The obligations of the parties to consummate the transactions contemplated by the Asset Purchase Agreement at each Closing is subject to the fulfillment of each of the following conditions: (i) all waiting periods applicable to the consummation of the transactions contemplated by the Asset Purchase Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any other applicable antitrust laws (to the extent applicable to the Closing at issue) (if any) shall have expired or been terminated; (ii) to the extent approval by the stockholders of the Company is required by law prior to consummating the Asset Sales, written consents from the requisite stockholders of the Company, or other manner of obtaining requisite approval from the stockholders of the Company, to the consummation of the transactions contemplated by the Asset Purchase Agreement shall have been obtained and become effective in compliance with applicable laws, and any waiting period relating thereto (including under Rule 14c-2 under the Securities Exchange Act of 1934, as amended, with respect to the filing of an information statement with the SEC) shall have expired; and (iii) certain third-party consents (to the extent applicable to the Closing at issue) shall have been obtained.

The obligation of the Purchasers to consummate the transactions contemplated by the Asset Purchase Agreement at each Closing is subject to their receipt of good and marketable title to the applicable purchased assets at such Closing (or, in the case of recent trade-in RV inventory, powers of attorney and payoffs to allow the Purchasers to clear title in the ordinary course after such Closing), free and clear of all Encumbrances other than Permitted Encumbrances (in each case as defined in the Asset Purchase Agreement).

The obligations of the Sellers to consummate the transactions contemplated by the Asset Purchase Agreement at each Closing are subject to the Purchasers having completed the applicable payments required under the Asset Purchase Agreement with respect to such Closing.

Termination

The Asset Purchase Agreement may be terminated with respect to any one or more sites at any time prior to the final Closing: (i) by mutual written consent of the Purchasers and the Sellers; (ii) by the Purchasers or a Seller if a final, non-appealable order or law permanently enjoining or otherwise prohibiting the transactions contemplated by the Asset Purchase Agreement has been issued by a governmental authority, but only as to the particular transaction or transactions contemplated by the Asset Purchase Agreement subject to such order or law; (iii) by the Company upon exercise of the Fiduciary Out (as defined in the Asset Purchase Agreement), provided the Company pays a $10 million termination fee; or (iv) by the Purchasers or a Seller if the final Closing has not occurred on or before 11:59 P.M. (Eastern Time) on December 1, 2025 (the “Outside Date”); provided, that the right to terminate the Asset Purchase Agreement under clause (iv) will not be available to a party if the failure of such party to fulfill, or breach by such party of, any agreement or covenant under the Asset Purchase Agreement has been the cause of, or resulted in, the failure of the final Closing to occur on or before the Outside Date.

Other Terms

The Asset Purchase Agreement contains representations, warranties and covenants related to the Asset Sales, including that the Sellers agreed to, except (i) as required by applicable law or governmental order, (ii) as contemplated by the Asset Purchase Agreement or (iii) with the prior written consent of the Purchasers, use good faith efforts to operate the Assumed Dealerships (as defined in the Asset Purchase Agreement) in all material respects in the ordinary course of business and to preserve the operations and goodwill of each such dealership in all material respects, including by using such good faith efforts to seek to retain “front line” employees (retail sales, service, parts, dealer lot and administrative personnel) in such dealership.

The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 2.1 hereto and incorporated herein by reference. The representations, warranties and covenants contained in the Asset Purchase Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

Item 2.05 Costs Associated with Exit or Disposal Activities.

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 2.05.

On October 6, 2025, in connection with the entry into the Asset Purchase Agreement and the transactions contemplated thereby, the Board of Directors (the “Board”) of the Company approved, subject to stockholder approval, a Plan of Liquidation and Dissolution (the “Plan”) pursuant to which the Company may liquidate the Company’s remaining assets, if any, following the Asset Sales, whether by way of sale, assignment (which may include, without limitation, an assignment to one or more assignees for the benefit of the Company’s creditors) or other disposition or liquidation (the “Liquidation”), and dissolve the Company. The Board may, in its discretion, abandon the Liquidation and the dissolution of the Company after stockholder approval of the Plan without further action by the stockholders of the Company at any time prior to the dissolution of the Company.

Proceeds from the Liquidation would be applied in accordance with the Plan based on existing contractual priorities, including payments to holders of secured and unsecured indebtedness. After any payments for secured indebtedness, the Company expects it likely will not have sufficient cash to repay all unsecured creditors of the Company in full, subject to uncertain future factors and developments. After the Liquidation is completed, if the Company does not have sufficient cash to repay all unsecured creditors of the Company in full, the Company would not provide any return to the stockholders of the Company, based on their junior priority relative to the priority of the Company’s secured and unsecured creditors. Accordingly, the Company cautions that its common stock and other securities are highly speculative and pose substantial risks, and stockholders of the Company will experience a significant or complete loss of their investment, subject to uncertain future factors and developments.

As previously disclosed, on September 16, 2025, in compliance with the Worker Adjustment and Retraining Notification Act of 1988, as amended, and applicable state law, the Company notified affected employees and requisite state and local authorities that the Company expects to terminate employees providing services at the Company’s corporate headquarters in Tampa, Florida effective November 16, 2025 or within 14 days thereafter in connection with the final Closing under the Asset Purchase Agreement.

At this time, the Company is currently unable in good faith to make a determination of an estimate of the total amount or range of amounts expected to be incurred by the Company in connection with each major type of cost associated with the Asset Sales, the Liquidation, or in total, or of any charges that will result in future cash expenditures. The Company will file an amendment to this Current Report on Form 8-K within four business days after it makes such a determination.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding the Company’s goals, plans, projections and guidance regarding its common stock, financial and liquidity position, results of operations, market position, pending and potential future transactions and business strategy, and often contain words such as “may,” “will,” “possible,” “project,” “outlook,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “seek,” “would,” “should,” “likely,” “goal,” “strategy,” “future,” “maintain,” “continue,” “remain,” or “target” and similar references to future periods. Examples of forward-looking statements herein include, among others, statements regarding the consummation of the Asset Sales and the Liquidation and the anticipated effects thereof on the Company and its secured and unsecured claimants and security holders.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future results or occurrences, and the actual results or occurrences may differ materially from those made in the forward-looking statements in this Current Report on Form 8-K. The risks and uncertainties that could cause actual results or occurrences to differ materially from forward-looking statements include, without limitation: future economic and financial conditions (both nationally and locally); changes in customer demand; the Company’s relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers; risks associated with the Company’s indebtedness (including the Company’s ability to obtain further waivers or amendments to credit agreements, the actions or inactions of its lenders, available borrowing capacity, its compliance with covenants and its ability to refinance or repay indebtedness on terms acceptable to the Company); acts of God or other incidents which may adversely impact the Company’s operations and financial performance; government regulations; legislation; the risk that the conditions to the closing of the Asset Sales are not satisfied; the risk that the Asset Sales do not close when expected or at all; the possibility that the Asset Sales may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risks and potential adverse reactions of the Company’s customers, employees or other business partners; the diversion of the Company’s management’s attention and time from ongoing business operations and opportunities due to the Asset Sales; and the risks set forth under the heading “Additional Risk Factors” in the Company’s Current Report on Form 8-K filed with the SEC on September 16, 2025 and other risks and uncertainties set forth throughout under the headers “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” and in the notes to the Company’s financial statements, in the Company’s most recent Quarterly Report on Form 10-Q, Annual Report on Form 10-K and from time to time in its other filings with the U.S. Securities and Exchange Commission. The Company urges you to carefully consider this information and not place undue reliance on forward-looking statements. The Company undertakes no duty to update its forward-looking statements, which are made as of the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated October 6, 2025, by and among Lazydays Holdings, Inc., certain subsidiaries of Lazydays Holdings, Inc. named therein, CIRV Group, LLC, CIRV Group Real Estate Holdings, LLC and Jeffrey M. Hirsch.

104	Cover Page Interactive Data File (formatted as inline XBRL).

* Certain schedules and exhibits have been omitted pursuant to Items 601(a)(5) and 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the U.S. Securities and Exchange Commission upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZYDAYS HOLDINGS, INC.

October 10, 2025	By:	/s/ Ronald K. Fleming
Date		Ronald K. Fleming
Chief Executive Officer